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                                                                      EXHIBIT 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants and Auditors" in the Statement of Additional Information and to the use of our report on PaineWebber Tactical Allocation Fund dated October 14, 1997, incorporated by reference in this Registration Statement (Form N-1A No. 33-39659) of PaineWebber Investment Trust.



                                                         /s/ ERNEST & YOUNG LLP


December 30, 1997
New York, New York